UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2015

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7475 Lusk Boulevard, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 5, 2015, NuVasive, Inc. (the “Company”) adopted the NuVasive, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan permits eligible employees to defer payment of a portion of their base salary and certain bonuses. In addition, the Deferred Compensation Plan permits members of the Company’s Board of Directors to defer payment of their Board retainer fees. Company contributions may be made to the Deferred Compensation Plan in such amounts and subject to such conditions as may be determined by the Compensation Committee of the Board of Directors from time to time. The foregoing description of the Deferred Compensation Plan is qualified in its entirety by reference to the full text of the Deferred Compensation Plan, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, effective as of August 5, 2015, the Company amended and restated the NuVasive, Inc. Executive Severance Plan (the “Executive Severance Plan”). The Executive Severance Plan provides eligible executives with severance benefits upon an involuntary termination of employment by the Company that is not for cause (as defined in the Executive Severance Plan). The purpose of the amendment and restatement of the Executive Severance Plan is to update severance provisions applicable to the Company’s Chief Executive Officer to conform to the terms of the employment letter with Gregory T. Lucier, the Company’s current Chief Executive Officer, as well as to clarify provisions related to outplacement services following a termination event. The foregoing description of the Executive Severance Plan, as amended and restated, is qualified in its entirety by reference to the full text of the Amended and Restated Severance Plan, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

99.1	NuVasive, Inc. Deferred Compensation Plan
99.2	NuVasive, Inc. Amended and Restated Executive Severance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: August 6, 2015	By:	/s/ Jason Hannon
Jason Hannon
Executive Vice President, International and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	NuVasive, Inc. Deferred Compensation Plan
99.2	NuVasive, Inc. Amended and Restated Executive Severance Plan